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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 10, 1998



                         First Alliance Mortgage Company
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             (Exact name of registrant as specified in its charter)




              California               333-44585-03              95-2944875
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(State or Other Jurisdiction of     (Commission File        (I.R.S. Employer
           Incorporation)               Number)             Identification No.)

            17305 Von Karman Avenue
              Irvine, California                               92614-6203
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   (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (949) 224-8500
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         In connection with the offering of First Alliance Mortgage Company Mortgage Loan Asset Backed Certificates, Series 1998-3, described in a Prospectus Supplement to be dated as of September 14, 1998, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         The Related Computational Materials furnished to certain prospective investors by the lead Underwriter, Prudential Securities Incorporated, are filed herewith as Exhibit 99.1. In addition, Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc. ("First Union Capital Markets"), as co-underwriter, has furnished Related Computational Materials to certain prospective investors, which are substantially identical to the Related Computational Materials furnished by Prudential Securities Incorporated, other than the disclosure in First Union Capital Markets' legend. Therefore, only First Union Capital Markets' legend has been filed herewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                  99.1 Computational Materials provided by Prudential Securities Incorporated in connection with sales efforts related to the Registrant's securities.

                  99.2 Legend to the Related Computational Materials furnished by First Union Capital Markets.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By:     FIRST ALLIANCE MORTGAGE COMPANY,
                                              as Company


                                      By:     /s/ Francisco Nebot
                                              ----------------------------------
                                      Name:   Francisco Nebot
                                      Title:  Executive Vice President and Chief
                                               Financial Officer


Dated:   September 10, 1998